                                                                    EXHIBIT 10.3

                      RESTRICTED STOCK PURCHASE AGREEMENT
                      -----------------------------------

          THIS AGREEMENT is made as of the ____ day of September 1998, by and between CityAuction, Inc., a California corporation (the "Company"), and Andrew Rebele (the "Purchaser").

          In consideration of the mutual covenants and representations herein set forth, the Company and Purchaser agree as follows:

          1.   Purchase and Sale of Stock. Subject to the terms and conditions
               --------------------------
of this Agreement, the Company hereby agrees to sell to Purchaser and Purchaser agrees to purchase from the Company at the Closing an aggregate of 2,106,000 shares of the Company's Common Stock (the "Stock") at a price of $.001 per share, for an aggregate purchase price of $2,106.

          2.   Closing. The purchase and sale of the Stock shall occur at a
               -------
Closing to be held on the date hereof (the "Closing Date"). The Closing will take place at the principal office of the Company or at such other place as shall be designated by the Company. At the Closing, the Company will issue the Stock registered in the name of Purchaser.

          3.   Purchase Option.
               ---------------

          3.1  Grant of Purchase Option. Beginning on the Closing Date, the
               ------------------------
Stock shall be subject to the right and option of the Company to repurchase the Stock (the "Purchase Option") as set forth in this Section 3. In the event Purchaser's employment or consulting relationship with the Company (including a parent or subsidiary of the Company) shall cease for any reason, or no reason, with or without cause, including death, disability or involuntary termination ("Termination"), the Company shall have the right, as provided in Section 3.2 hereof, to purchase from Purchaser or its personal representative, as the case may be, at the purchase price of $.01 per share (the "Option Price"), all of the Stock that has not been released from the Purchase Option in accordance with the following schedule:

           (i) On the date of this Agreement, 745,975 shares will be released from the Purchase Option.

           (ii) On the first day of each month commencing with October 1, 1998, an additional one forty-eighth (1/48th) of the shares of Stock (43,875) will be released from the Purchase Option.

          Notwithstanding the foregoing, in the event of a Change in Control of the Company, the lesser of (i) 25% of the shares of Stock or (ii) all remaining shares of Stock will be released from the Purchase Option. For the purposes of this Section 3.1 "Change in Control" means the occurrence of any of the
                  -----------------
following events:

               (A) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), excluding existing beneficial owners as of the date of this Agreement, is or becomes the "beneficial owner" (as defined in Section 13d-3 of said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities;

               (B) The shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets;

               (C) Any other provision of this subsection notwithstanding, the term Change in Control shall not include either of the following events undertaken at the election of the Company:

               (i) Any transaction, the sole purpose of which is to change the state of the Company's incorporation; or

               (ii) A transaction, the result of which is to sell all or substantially all of the assets of the Company to another corporation (the "surviving corporation") provided that the surviving corporation is owned directly or indirectly by the shareholders of the company immediately following such transaction in substantially the same proportions as their ownership of the Company's common stock immediately preceding such transaction.

          3.2  Exercise of Purchase Option. Within ninety (90) days following
               ---------------------------
Termination, the Company shall notify Purchaser by written notice delivered or mailed as provided in Section 9.3 as to whether it wishes to purchase the Stock pursuant to exercise of the Purchase Option. If the Company (or its assignees) elects to purchase the Stock hereunder, it shall specify a date (which shall not be later than thirty (30) days from the date of the above described notice) and a place for the closing of the transaction. At such closing, the Company (or its assignees) shall tender payment for the Stock and the certificates representing the Stock so purchased shall be cancelled. Purchaser hereby authorizes and directs the Secretary or Transfer Agent of the Company to transfer the Stock as to which the Purchase Option has been exercised from Purchaser to the Company (or its assignees). The Option Price may be payable, at the option of the Company, in cancellation of all or a portion of any outstanding indebtedness of Purchaser to the Company, or by check, or both.

          3.3  No Limit on Rights. Nothing in this Agreement shall affect in any
               ------------------
manner whatsoever the right or power of the Company, or a parent or subsidiary of the Company, to terminate Purchaser's employment or consulting relationship, for any reason, with or without cause, subject to Section 3.4 below.

          3.4  Escrow of Stock. Purchaser agrees at the Closing hereunder, to
               ---------------
deliver to and deposit with the Escrow Agent named in the Escrow Agreement of even date and delivered herewith, the certificate or certificates evidencing the Stock and the duly executed Assignments. Such documents are to be held by the Escrow Agent until delivered pursuant to the terms of such Escrow Agreement. Shares of the Stock which are subject to the Purchase Option shall not be transferable by the Purchaser.

          4.   Restriction on Transfer; Rights of First Refusal.
               ------------------------------------------------

          4.1  Rights of First Refusal. Before any shares of Stock registered in
               -----------------------
the name of Purchaser may be sold or transferred (including transfer by operation of law other than as excepted pursuant to Section 4.2 hereof), Purchaser must first obtain the written consent of the Company. If such written consent is not given, then the Company or, if the Company desires, the other shareholders of the Company, shall have a right of first refusal to purchase such shares for the same price and on the same terms and conditions offered to such prospective purchaser, in accordance with the procedures set forth below (the "Rights of First Refusal").

          If the proposed price per share is to be other than in cash, then an equivalent cash value shall be determined in good faith by the Board of Directors of the Company. If a transfer other than a voluntary sale is proposed to be made, then the price per share for purposes of the Rights of First Refusal shall be determined by the mutual agreement of Purchaser and the Company or, if no agreement can be reached, the price shall be the fair market value of such shares, as determined in good faith by the Company's Board of Directors.

          Prior to any sale or transfer of any shares of the Stock, Purchaser, or the legal representative of Purchaser, shall promptly deliver to the Secretary of the Company a written notice of the price and other terms and conditions of the offer by the prospective purchaser, the identity of the prospective purchaser, and, in the case of a sale, Purchaser's bona fide intention to sell or dispose of such shares together with a copy of a written agreement between Purchaser and the prospective purchaser conditioned only upon the satisfaction of the procedures set forth in these Rights of First Refusal. If the Company does not give its written consent to such transfer, then the Company (or its assignees) shall, for thirty (30) days after such notice from Purchaser, have the right under this Section 4 to purchase some or all such shares, as set forth herein. After the expiration of the Rights of First Refusal, or upon the written consent of the Company to the proposed transfer, Purchaser may sell or transfer the shares specified in the notice to the Company, on the terms and conditions specified in such notice; provided, however, that the sale must be consummated within three (3) months after the date of the notice and that all shares sold or transferred shall remain subject to the provisions and restrictions of this Agreement and shall carry a legend to that effect.

          If the Rights of First Refusal under this Section 4 are not exercised but Purchaser fails to consummate such sale on the same terms and conditions as set forth in the notice to the Company within three (3) months after the date of the notice, then such Rights of First Refusal shall be reinstated.

          4.2  Termination; Exceptions. The provisions of this Section 4 shall
               -----------------------
terminate on the closing date of an underwritten public offering of Common Stock of the Company. The provisions of Section 4.1 shall not apply to a transfer of any shares of Stock by Purchaser to the assignees or successors of Purchaser; provided, in each such case a transferee shall receive and hold such shares subject to the provisions and restrictions on transfer of this Agreement and there shall be no further transfer of such shares except in accordance herewith.

          4.3  Effect of Transfers Not in Compliance. The Company shall not be
               -------------------------------------
required to transfer on its books any shares of Stock of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or the Security Agreement, or to treat as owner of such shares, or to accord the right to vote as such owner or to pay dividends to, any transferee to whom such shares shall have been so transferred.

          5.   Stock Splits, etc. If, from time to time during the term of the
               -----------------
Purchase Option or Rights of First Refusal as provided in Sections 3 and 4 hereof, there is any stock dividend, stock split or other change in the character or amount of any of the outstanding securities of the Company or if there is any consolidation, merger or sale of all, or substantially all, of the assets of the Company, then in such event any and all new, substituted or additional securities to which Purchaser is entitled by reason of its ownership of Stock shall be immediately subject to the Purchase Option and Rights of First Refusal and be included in the term "Stock" for all purposes of this Agreement with the same force and effect as the shares of Stock presently subject to this Agreement.

          6.   Legends. All certificates representing any shares of Stock of the
               -------
Company subject to the provisions of this Agreement shall have endorsed thereon substantially the following legends:

           (a) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON AND OBLIGATIONS WITH RESPECT TO TRANSFER AND RIGHTS OF REPURCHASE AND RIGHTS OF FIRST REFUSAL AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL REGISTERED HOLDER, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY."

           (b) "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

           (c) Any legend required under applicable state securities laws.

          7.   Investment Intent; Covenant. In purchasing the Stock, Purchaser
               ---------------------------
represents to the Company as follows:

          (a) Purchaser has had an opportunity to discuss the business prospects and business plan of the Company with the officers and directors of the Company. Purchaser has a preexisting personal or business relationship with the Company or one of its officers, directors or controlling persons and/or by reason of its business or financial experience it has the capacity to protect its own interests in connection with the transactions contemplated by this Agreement. Purchaser further acknowledges that the Stock is highly speculative and involves a high degree of risk, and represents and warrants that it is able, without impairing its financial condition, to hold the Stock for an indefinite period of time and suffer a complete loss of its investment therein.

          (b) Purchaser is acquiring the Stock for investment and not with a view to or for sale in connection with any distribution of said Stock or with any present intention of distributing or selling said Stock and it does not presently have reason to anticipate any change in circumstances or any particular occasion or event which would cause it to sell said Stock. Purchaser understands that the Stock has not been registered under the Securities Act of 1933, as amended, (the "Act") and may not be sold or otherwise disposed of except pursuant to an effective Registration Statement filed under the Act or pursuant to an exemption from the registration requirements of such Act. Purchaser acknowledges that the Company is under no obligation to register the Stock under the Act on its behalf. Purchaser represents and warrants that it understands that the Stock constitutes restricted securities within the meaning of Rule 144 promulgated under the Act; that the exemption from registration under Rule 144 will not be available in any event for at least one year from the date of purchase and payment for the Stock, and even then will not be available unless the terms and conditions of Rule 144 are complied with and will be subject to the limitations on amount set forth therein.

          (c) Without limiting the representations and warranties set forth above, Purchaser agrees it will not make any transfer of all or any part of the Stock unless (i) there is a Registration Statement under the Act in effect with respect to such transfer and such transfer is made in accordance therewith, or
(ii) Purchaser has furnished the Company an opinion of counsel satisfactory to the Company and its counsel to the effect that such transfer will not require registration under the Act. Purchaser agrees that, prior to the closing of the Company's initial public offering registered under the Act, it will not transfer any of such securities in a public offering without the Company's prior consent, even if it is otherwise permitted to transfer them pursuant to Rule 144(k) under the Act.

          8.   Lock-up Agreement. In the event the Company sells any of its
               -----------------
securities in an underwritten initial public offering pursuant to a registration filed pursuant to the Act, Purchaser agrees (but only if each officer and director of the Company also agrees), upon request from the Company or the managing underwriter of such initial or other public offering, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of, any of the Stock, without the prior written consent of the Company or such underwriter, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as the Company or the underwriter may specify. Purchaser further agrees that the Company may place stop-transfer notations with the transfer agent of the Stock to enforce this provision.

          9.   Miscellaneous.
               -------------

          9.1  Further Assurances. The parties agree to execute such further
               ------------------
instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

          9.2  Entire Agreement. This Agreement, including any exhibits, is the
               ----------------
entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral and written understandings of the parties.

          9.3  Notices. Any notice required or permitted hereunder shall be
               -------
given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to Purchaser at its address shown on the Company's employment records and to the Company at the address of its principal corporate offices (attention: President) or at such other address as such party may designate by ten (10) days' advance written notice to the other party hereto.

          9.4  Assignment of Rights: Binding Upon Successors. The Company may
               ---------------------------------------------
assign its rights and delegate its duties under Sections 3 and/or 4 hereof. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser, its heirs, executors, administrators, successors and assigns.

          9.5  Governing Law. This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of California as applied to contracts between California residents to be wholly performed within the State of California.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                         CITY AUCTION, INC.
                                         a California corporation

                                         By: /s/ Andrew Rebele

                                         Title: President

                                         PURCHASER

                                         Andrew Rebele

                                         By: /s/ Andrew Rebele

                                         Title: individually

                                         Address:

                      ASSIGNMENT SEPARATE FROM CERTIFICATE
                      ------------------------------------

          FOR VALUE RECEIVED, I, _______________________________, hereby sell, assign and transfer unto, _____________________________________ (_____________)
shares of the Common Stock of CITY AUCTION, INC. standing in my name on the books of said corporation represented by Certificate No.__________ herewith and do hereby irrevocably constitute and appoint __________________________________ to transfer said stock on the books of the within-named corporation with full power of substitution in the premises.

Dated: ____________________

                                         Signature:

                                         By: /s/ Andrew Rebele

     This Assignment Separate from Certificate was executed in conjunction with the terms of a Restricted Stock Purchase Agreement between the above assignor and CITYAUCTION, INC. dated September _____, 1998.

INSTRUCTION: PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE.
-----------

                                ESCROW AGREEMENT
----------------

                                                            September ____, 1998

General Counsel Associates LLP
1891 Landings Drive
Mountain View, CA 94043

Dear Sir or Madam:

     As Escrow Agent for both CITY AUCTION, INC., a California corporation ("Company"), and the undersigned purchaser of stock of the Company ("Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement ("Agreement"), dated of even date herewith, in accordance with the following instructions:

     1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") exercises the Purchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

     2. At the closing, you are directed (i) to date the stock assignments necessary for the transfer in question, (ii) to fill in the number of shares being transferred, and (iii) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company against the simultaneous delivery to you of the purchase price (by check or by cancellation of any debt owed by Purchaser to the Company) for the number of shares of stock being purchased pursuant to the exercise of the Purchase Option.

     3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as its attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with the Department of Corporations of the State of California of an Application for Consent to Transfer Securities Subject to Legend or Escrow Condition Pursuant to Section 25151 of the California Corporate

Securities Law of 1968, if required. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

     4. Upon written request of Purchaser after each successive one-year period from the date of the Agreement, unless the Purchase Option has been exercised, you will deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Purchase Option. Ninety days after cessation of Purchaser's service to the Company, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares sold and issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Purchase Option.

     5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of same to Purchaser and shall be discharged of all further obligations hereunder.

     6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

     7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

     8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

     10. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

     11. Your responsibilities and rights as Escrow Agent hereunder shall pass to any successor of the Company.

     12. If you reasonably require other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     13. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction, but you shall be under no duty whatsoever to institute or defend any such proceedings.

     14. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to Purchaser at its address shown on the Company's employment records and to you and the Company at the address of its principal corporate offices (attention Secretary and attention: President, respectively) or at such other address as such party may designate by ten (10) days' advance written notice to the other parties hereto.

     15. By signing this Escrow Agreement, you become a party hereto only for the purpose of said Escrow Agreement; you do not become a party to the Agreement.

     16. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

                                         Very truly yours,

                                         COMPANY

                                         CITY AUCTION, INC.
                                         a California corporation

                                         By: /s/ Andrew Rebele

                                         Title: President


                                         PURCHASER


                                         By: /s/ Andrew Rebele

                                         Name: Andrew Rebele

                                         ESCROW AGENT

                                         GENERAL COUNSEL ASSOCIATES LLP

                                         By: /s/ John B. Montgomery

                                         Title:  Partner

                        ELECTION UNDER SECTION 83(b) OF
                        -------------------------------

                       THE INTERNAL REVENUE CODE OF 1986
                       ---------------------------------

     The undersigned Taxpayer hereby elects, pursuant to the provisions of the federal income tax law noted above, to include in gross income for the Taxpayer's current taxable year, as compensation for services, the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property.

1.   Taxpayer's Name: Andrew Rebele
                      -------------

Taxpayer's Address: 18 Orben Pl San Francisco CA 94115
                    _________________________________________
                    _________________________________________
                    _________________________________________

Federal Tax I.D.#: ###-##-####
                   __________________________________________

2. The property with respect to which the election is made is described as follows: 1,360,025 shares of Common Stock of CITY AUCTION, INC., California
              ---------
     corporation (the "Company"), which is Taxpayer's employer or the corporation for whom the Taxpayer has performed services.

3. The date on which the shares were transferred was September ____, 1998, and this election is made for calendar year 1998.

4.   The shares are subject to the following restrictions:

          The Company may repurchase all or a portion of the shares at the Taxpayer's original purchase price under certain conditions at the time of Taxpayer's termination of employment or services.

5. The fair market value of the shares (without regard to restrictions other than restrictions which by their terms will never lapse) was $.001 per share at the time of transfer.

6.   The amount paid for such shares was $.001 per share.

7. The Taxpayer has submitted a copy of this statement to the Company as the Taxpayer's employer or the corporation for whom the Taxpayer has performed services.

THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE ("IRS") (AT THE OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS) WITHIN 30 DAYS AFTER
                                                           --------------
THE DATE OF TRANSFER OF THE PROPERTY, AND MUST ALSO BE FILED WITH THE TAXPAYER'S INCOME TAX RETURNS FOR THE CALENDAR YEAR ABOVE STATED. THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.

Dated: September ____, 1998

                                         TAXPAYER:

                                         By: /s/ Andrew Rebele
                                         Name: Andrew Rebele

            AMENDMENT NO. 1 TO RESTRICTED STOCK PURCHASE AGREEMENT

     This Amendment No. 1 to Restricted Stock Purchase Agreement dated September _____, 1998 by and between CityAuction, Inc., a California corporation (the "Company"), and Andrew Rebele (the "Purchaser") (the "Agreement") is made as of March 29, 1999.
      --

     In consideration of the mutual covenants and representations herein set forth, the Company and Purchaser agree as follows:

     1.   Amendment to Section 3. Section 3 of the Agreement is amended and
          ----------------------
restated in its entirety to read as follows:

     "3.  Purchase Option.
          ---------------

     3.1  Grant of Purchase Option. Beginning on the Closing Date, the Stock
          ------------------------
shall be subject to the right and option of the Company or any affiliate (as the term "affiliate" is defined in Rule 501 of Regulation D of the Securities Act of 1933, as amended) to repurchase the Stock (the "Purchase Option") as set forth in this Section 3. In the event Purchaser's employment or consulting relationship with the Company (including a parent or subsidiary of the Company) shall cease for any reason, or no reason, with or without cause, including death, disability or involuntary termination ("Termination"), the Company shall have the right, as provided in Section 3.2 hereof, to purchase from Purchaser or its personal representative, as the case may be, at the purchase price of $.001 per share (the "Option Price"), all of the Stock that has not been released from the Purchase Option in accordance with the following schedule:

           (i) On the date of this Agreement, 745,975 shares will be released from the Purchase Option.

           (ii) On the first day of each month commencing with October 1, 1998, an additional one forty-eighth (1/48th) of the shares of Stock (43,875) will be released from the Purchase Option.

Notwithstanding the foregoing, in the event of an Acquisition Event (as defined below), 1/8th of the shares of the Stock (263,250 shares) shall be released from the Purchase Option, along with any additional compensation or acceleration granted to other Company stockholders and optionholders in their capacity as such as a result of the Acquisition Event. For purposes of this Section 3.1, an Acquisition Event shall mean the sale of all or substantially all of the assets of the Company (or any successor), a merger or consolidation of the Company (or any successor) with or into any other corporation or corporations, or the merger of any other corporation or corporations into the Company (or any successor), or any other corporate reorganization, in which sale of assets, consolidation, reorganization or merger the stockholders of the Company (or any successor) receive distributions in cash or securities of another corporation or corporations as a result of such sale of assets, consolidation, reorganization or merger, unless the shareholders of the Company (or any successor) hold as a result of their stock holdings in the Company (or any successor) more than fifty percent (50%) of the voting equity securities of the successor or surviving corporation immediately following such merger, sale of assets, reorganization or consolidation. Neither the transaction contemplated by that Agreement and Plan of Reorganization dated January 8, 1999, by and among Purchaser, the Company, Ticketmaster Online - CitySearch, Inc., Nero Acquisition Corporation and Monica Lee (the "Merger") nor the transaction contemplated by that agreement dated February 9, 1999 by and among USA Networks, Inc., Lycos, Inc. and Ticketmaster Online - City Search, Inc. relating to the combination of Ticketmaster Online - CitySearch, Inc. Company, Lycos and certain businesses of USAI shall be an Acquisition Event; provided, however, that notwithstanding the foregoing, upon the effective time of the Merger, 50% of the shares of Stock shall be released from the Purchase Option and the remaining 50% of the shares of Stock shall be released from the Purchase Option at the rate of one twenty-fourth (1/24th) of the shares of Stock (43,875) on each monthly anniversary of February 15, 1999 subject to his continuing his employment or consulting relationship with the Company as set forth above."

     2.   Amendment to Section 4. Section 4 of the Agreement is amended and
          ----------------------
restated in its entirety to read as follows:

     "4.  [This Section is intentionally left blank.]"

     3.   Amendment to Section 8. Section 8 of the Agreement is amended and
          ----------------------
restated in its entirety to read as follows:

     "1.  Lock-up Agreement. In the event Ticketmaster Online - CitySearch, Inc.
          -----------------
sells any of its securities in an underwritten public offering pursuant to a registration filed pursuant to the Act, Purchaser agrees (but only if each executive officer and director of Ticketmaster Online - CitySearch, Inc. also agrees), upon request from Ticketmaster Online - CitySearch, Inc. or the managing underwriter of such public offering, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of, any of the Stock, without the prior written consent of Ticketmaster Online - CitySearch, Inc. or such underwriter, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as Ticketmaster Online - CitySearch, Inc. or the underwriter may specify. Purchaser further agrees that Ticketmaster Online - CitySearch, Inc. may place stop-transfer notations with the transfer agent of the Stock to enforce this provision."

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Agreement as of the day and year first above written.

                                         CITY AUCTION, INC.
                                         a California corporation

                                         By: /s/ Andrew Rebele

                                         Title: President



                                         PURCHASER



                                         Andrew Rebele

                                         By: /s/ Andrew Rebele